File Number 333-110037
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933

                                                                    May 24, 2006

                        Pioneer Growth Opportunities Fund
               Supplement to the May 1, 2006 Class A, B, C Shares,
              Class Y Shares and Investor Class Shares Prospectuses

Management

The following replaces the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of Diego Franzin, portfolio manager. Mr. Franzin also may draw upon the research and investment management expertise of the global research team, which provides fundamental and quantitative research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Franzin, senior vice president and Head of U.S. Quantitative Research & Development and leader of Global Active Quantitative Equity Research, joined Pioneer in 1998 as an active quantitative equity research analyst.

The fund's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the fund.


                                                                   19556-00-0506
                                        (C) 2006 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC